Mine restoration provisions	12 Months Ended
Dec. 31, 2018
Disclosure Of Provisions [Abstract]
Mine restoration provisions
Mine restoration provisions

The Company’s mine restoration provisions consist primarily of costs associated with mine reclamation and closure activities. These activities, which tend to be site specific, generally include costs for earthworks, including detoxification and recontouring, revegetation, water treatment and demolition. In calculating the present value of the Company’s mine restoration provisions as at December 31, 2018, management used a risk-free rate applicable to each location’s functional currency ranging from 2.50% to 2.81% and an inflation rate of 2.1%. The undiscounted cash flows, before inflation adjustments, estimated to settle the mine restoration provisions was approximately $126 million at December 31, 2018 (2017 - $102 million). Due to the nature of mine closure plans, cash expenditures are expected to occur over a significant period of time with the majority of the expenditures expected to occur in the years from 2019 to 2043.

The following table shows the movement in the provision for mine restoration provisions:

	2018	2017
	$	$

Balance, beginning of year	98,446	81,162
Reclamation spending	(1,040)	(320)
Accretion expense	2,641	1,855
Change in obligation	17,174	15,749
Balance, end of year	117,221	98,446
Less: current portion	(3,170)	(1,819)
	114,051	96,627